Exhibit 10.83

THIS OPTION AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

Date: 11/20/2021

Option Shares: up to 17.5% of outstanding shares of Common, or the equivalent in Preferred Stock, on a fully diluted basis, * in Bioxytran, Inc.

BIOXYTRAN, INC

STOCK OPTION

This Option (the “Option”) certifies that, for value received, NDPD Pharma, Inc. (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on November 20, 2026, (the “Termination Date”), the five-year anniversary of this agreement (the “Exercise Period”), to subscribe for and purchase from the Company, up to 17.5% of outstanding shares of Common, or the equivalent in Preferred Stock, on a fully diluted basis,* (the “Option Shares”) of the Common Stock of the Company, par value $.001 per share in accordance with the exchange terms of the Joint Venture Agreement between Bioxytran, Inc., a Nevada corporation (the “Company”), and Black Diamond Financial Group LLC, issued on May 5, 2020 (the “JV Agreement”). The purchase price of Common Stock under this Option shall be equal to the Exercise Price, as defined in Section 2(b). This is the warrant described in the Subscription Agreement between the Company and Holder dated as of the date of this Option (the “Purchase Agreement”).

1. Purchase of Option Shares

a. Number of Shares. Subject to the terms and conditions set forth herein and in the Purchase Agreement, the Holder is entitled, upon surrender of this Option at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company up to 17.5% of outstanding shares of Common, or the equivalent in Preferred Stock, on a fully diluted basis, * of the Common Stock.

b. Exercise Price. The exercise price under this Option shall be up to 15,000,000 shares of Pharmalectin, Inc., a Delaware corporation, subject to adjustment hereunder (the “Exercise Price”).

2. Exercise Period. This Option shall be exercisable, in whole or in part, at any time during the period (a) commencing on the date of this Option and (b) ending at 5:00 p.m. (Eastern Time) on November 20, 2026, (the “Termination Date”), the five-year anniversary of the Signature Date of this agreement (the “Exercise Period”).

3. Method of Exercise

a. While this Option remains outstanding and exercisable in accordance with Section 2 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be affected by:

i. the surrender of the Option, together with a duly executed copy of the Notice of Exercise attached hereto, to the Secretary of the Company at its principal office (or at such other place as the Company shall notify the Holder in writing); and

ii. the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Option Shares being purchased.

b. Each exercise of this Option shall be deemed to have been affected immediately prior to the close of business on the da y on which this Option is surrendered to the Company as provided in Section 3(a) above. At such time, the person or persons in whose name or names any certificate for the Option Shares shall be issuable upon such exercise as provided in Section 3(c) bel ow shall be deemed to have become the holder or holders of record of the Option Shares represented by such certificate.

c. As soon as practicable after the exercise of this Option in whole or in part, and in any event within twenty (20) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

* Pro-rated based on exercise price.

i. a certificate or certificates for the number of Option Shares to which such Holder shall be entitled, and

ii. in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Option Shares equal to the number of such Option Shares called for on the face of this Option minus the number of Option Shares purchased by the Holder upon all exercises made in accordance with Section 3(a) above or Section 4 below.

d. Notwithstanding the provisions of Section 2, if the Holder has not exercised this Option prior to the Closing of a Qualified Liquidation Event, this Option shall automatically be deemed to be exercised in full in the manner set forth in Section 4, without any further action on behalf of the Holder, immediately prior to such closing. For purposes of this Option, a “Qualified Liquidation Event” means an acquisition of the Company by merger, consolidation, stock purchase, purchase of substantially all of the assets of the Company or otherwise.

4. Covenants of the Company.

a. Notices of Record Date. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters or a stock dividend) or other distribution, the Company shall mail to the Holder, at least five (5) days prior to such record date, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

b. Covenants as to Option Shares. The Company covenants and agrees that all Option Shares that may be issued upon the exercise of the rights represented by this Option will, upon issuance in accordance with the terms hereof, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will, at all times during the Exercise Period, use its best efforts have authorized and reserved, free from preemptive rights, a sufficient number of Option Shares to provide for the exercise of the rights represented by this Option. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Option, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

c. No Impairment. Except and to the extent waived or consented to by the Holder, or as otherwise permitted under the terms hereof, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times, in good faith assist in the carrying out of all the provisions of this Option and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

5. Adjustment of Exercise Price and Number of Option Shares. The number and kind of Option Shares purchasable upon exercise of this Option and the Exercise Price shall be subject to adjustment from time to time as follows:

a. Subdivisions, Combinations and Other Issuances. If the Company shall at any time after the issuance but prior to the expiration of this Option subdivide its shares of the same class and series as the Option Shares, by split-up or otherwise, or combine its Common Stock, or issue additional shares of Securities as a dividend with respect to any shares of the same class or series as the Option Shares, the number of Option Shares issuable on the exercise of this Option shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable, but the aggregate Exercise Price payable for the total number of Option Shares purchasable under this Option (as adjusted) shall remain the same. Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

b. Reclassification, Reorganization and Consolidation. In case of any reclassification, capital reorganization or change in the capital stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 6(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Option to purchase, at a total price equal to that payable upon the exercise of this Option, the kind and number of shares of stock and other securities or property receivable in connection with such reclassification, reorganization or change by a holder of the same number and type of securities as were purchasable as Option Shares by the Holder immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities or property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per Option Share payable hereunder, provided the aggregate Exercise Price shall remain the same.

c. Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Option, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of Option Shares or other securities or property thereafter purchasable upon exercise of this Option.

d. Conversion of Conversion Shares. In the event that all outstanding Conversion Shares are converted to Common Stock, or any other security, in accordance with the terms of the Company’s Certificate of Incorporation, this Option shall become exercisable for Common Stock or such other security.

6. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Option, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

7. No Stockholder Rights. Prior to exercise of this Option, this Holder shall not be entitled to any rights of a stockholder with respect to the Option Shares, including (without limitation) the right to vote such Option Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of stockholder meetings, and except as otherwise provided in this Option, such Holder shall not be entitled to any stockholder notice or other communication concerning the business or affairs of the Company.

8. Transfer of Option. This Option is not transferable without the express written consent of the Company.

9. Governing Law. This Agreement will be governed by and construed in accordance with the substantive laws of the State of Delaware without regard to conflict of laws and all disputes arising under or relating to this Agreement shall be brought and resolved solely and exclusively in the State Court located in Delaware. Should any legal action be commenced in connection with this Agreement, the prevailing party in such action shall be entitled to recover, in addition to court costs, such amount as the court may adjudge as reasonable attorneys’ fees.

10. Successors and Assigns. The terms and provisions of this Option and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the holders hereof and their respective successors and assigns.

11. Titles and Subtitles. The titles and subtitles used in this Option are used for convenience only and are not to be considered in construing or interpreting this Option.

12. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be the provisions of the Purchase Agreement.

13. Amendments and Waivers; Resolutions of Dispute; Notice. The amendment or waiver of any term of this Option, the resolution of any controversy or claim arising out of or relating to this Option and the provision of notice shall be governed by the applicable provisions of the Purchase Agreement.

14. Severability. If any provision of this Option is held to be unenforceable under applicable law, such provision shall be excluded from this Option and the balance of the Option shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Option as of the date first above written.

NOTICE OF EXERCISE

TO: BIOXYTRAN, INC.

1. The undersigned hereby elects to purchase ________ Option Shares (the “Exercise Shares”) of Bioxytran, Inc. (the “Company”) pursuant to the terms of the attached Option, and tenders herewith payment of the Exercise Price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said Exercise Shares in the name of the undersigned or in such other name as is specified below:

Name:
Address:

Telephone:

3. The undersigned represents that

i.	the aforesaid Exercise Shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares;

ii.	the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company;

iii.	the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests;

iv.	the undersigned understands that Exercise Shares issuable upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available;

v.	the undersigned is aware that the aforesaid Exercise Shares may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and

vi.	the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Exercise Shares unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or, if reasonably requested by the Company, the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required. Notwithstanding the above, no such registration statement or opinion of counsel shall be necessary for a transfer without receipt of consideration by the undersigned to

a.	a partner (or retired partner) or member (or retired member) of the undersigned in accordance with partnership or limited liability company interests or

b.	a corporation transferring to a wholly owned subsidiary or a parent corporation that owns all of the capital stock of the undersigned or a corporation to its shareholders in accordance with their interest in the corporation, or transfers by gift, will or intestate succession to any spouse or lineal descendants or ancestors, if all transferees agree in writing to be subject to the terms hereof.

Date:	Signature:
Name: